Prospectus Supplement	dated July 28, 2006

PUTNAM CAPITAL OPPORTUNITIES FUND Prospectuses dated August 30, 2005

The section “Who manages the fund?” is supplemented to reflect that the members of the U.S. Small- and Mid-Cap Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joseph Joseph (Portfolio Leader), Gerald Moore (Portfolio Member), John Ferry (Portfolio Member) and Franz Valencia (Portfolio Member).

Positions held by Messrs. Joseph, Moore and Ferry over the past five years and their fund holdings are set forth in the prospectus.

Mr. Valencia joined the fund in 2006. Since 2002 he has been employed by Putnam Management, currently as Portfolio Manager and previously as a Research Associate. From 1999–2002 he was employed by Fidelity Investments as a Chartist. He owned no fund shares as of June 30, 2006.

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